Postretirement Health Care Plan Estimated Future Benefit Payments (Detail) (Defined Benefit Postretirement Health Coverage, Other Postretirement Plan, USD $) In Millions, unless otherwise specified	Dec. 31, 2013
Defined Benefit Postretirement Health Coverage | Other Postretirement Plan
Schedule of Pension and Other Postretirement Benefits Expected Benefit Payments [Line Items]
2014	$ 3.0
2015	3.2
2016	3.2
2017	3.2
2018	3.1
2019-2023	$ 12.3